UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 13, 2011

Date of Report (date of Earliest Event Reported)

BRAZIL GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33714	98-0430746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File number)	Identification No.)

800 Bellevue Way NE, Suite 400, Bellevue, WA 98004
(Address of principal executive offices, including zip code)

(425) 922-6890
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Previous independent registered public accounting firm

On August 24, 2011, Brazil Gold Corp. (the “Company”) dismissed RBSM LLP (“RBSM”), an independent registered public accounting firm, as the Company’s independent registered public accounting firm.  The dismissal of RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.  The Company originally engaged RBSM on March 2, 2011. RBSM did not issue a report on the Company’s financial statements during the most recent two fiscal years and through August 24, 2011.

From March 2, 2011 through August 24, 2011, the Company has not had any disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RBSM’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

From March 2, 2011 through August 24, 2011, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM with a copy of this disclosure set forth under this Item 4.01 and requested RBSM to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from RBSM is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On September 13, 2011  (the “Engagement Date”), the Company engaged Schulman Wolfson & Abruzzo, LLP (“SWA”), an independent registered public accounting firm as its independent registered public accounting firm for the Company’s fiscal year ended June 30, 2011. The engagement of SWA as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with SWA regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that SWA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial statements of businesses acquired.

Not applicable

(b)       Pro forma financial information.

Not applicable

(c)       Shell company transactions.

Not applicable

(d)       Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from RBSM, LLP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   October 3, 2011

BRAZIL GOLD CORP.

By:  /s/ Phillip Jennings

Name: Phillip Jennings

Title:   President, CEO